                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                 AMENDMENT NO. 2

                                       TO

                                    FORM 8-K

                                 CURRENT REPORT

                          Pursuant to Section 13 15(d)
                     of the Securities Exchange Act of 1934


                                  March 4, 2002
                           (Date of earliest reported)

               Advanced Environmental Recycling Technologies, Inc.
             (Exact name of registrant as specified in its chapter)

         Delaware                     1-10367                   71-0675758
(State or other jurisdiction       (Commission                (IRS Employer
      of incorporation)            File Number)             Identification No.)


       914 North Jefferson Street
          Springdale, Arkansas                                      72764
(Address of principal executive offices)                          (Zip Code)

              Registrant's telephone number, including area code:
                                  479-756-7400

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Based on the recommendation of the Audit Committee, the Board of Directors of Advanced Environmental Recycling Technologies, Inc. ("AERT") dismissed its independent auditors Arthur Andersen LLP on March 4, 2002. The Board engaged Tullius, Taylor, Sartain & Sartain ("Tullius Taylor") headquartered in Tulsa, Oklahoma with offices in Fayetteville, Arkansas, as its new independent auditors for the fiscal year ended December 31, 2001, on March 4, 2002.

The reports of Arthur Andersen on the consolidated financial statements of AERT for its fiscal years ending December 31, 1999 and December 31, 2000 did not contain an adverse opinion or a disclaimer of opinion or was not qualified or modified as to uncertainty, audit scope or accounting principles; however, its report did indicate that the net losses the Company has incurred since inception, its working capital deficit, and the potential impact of certain litigation raised substantial doubt concerning the ability of the Company to continue as a going concern. During AERT's two most recent fiscal years and the subsequent interim period through March 4, 2002, (i) there were no disagreements between AERT and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Arthur Andersen, would have caused them to make reference to the subject matter of the disagreement in connection with its report.

AERT has not during the Company's two most recent fiscal years or the subsequent interim period through March 4, 2002, consulted with Tullius Taylor regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on AERT's financial statements, or (ii) any matter that was the subject of a "disagreement" (as defined in Regulation S-K Item 304 (a)(1)(iv)) with Arthur Andersen or a "reportable event" (as defined in Regulation S-K Item 304
(a)(1)(v)).

AERT has informed its former accountants Arthur Andersen and provided them with a copy of the revised disclosures AERT made in response to this Item. Attached as Exhibit 16 is Arthur Andersen's letter addressed to the Commission stating that it agrees with the revised statements made by AERT.

Advanced Environmental Recycling Technologies, Inc. hereby amends the Current Report on Form 8-K, as previously reported with the Securities and Exchange Commission on March 4, 2002, to include the above revised statements and the attached Exhibit 16, which is a copy of the certifying accountant's letter from Arthur Andersen LLP, incorporated by reference and made a part hereof.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 16     Letter Re: Change in certifying accountants


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             ADVANCED ENVIRONMENTAL RECYCLING TECHNOLOGIES, INC.


Date:  March 18, 2002        By: /s/ Joe G. Brooks
                                --------------------------------
                                 Chairman


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
                                  EXHIBIT INDEX


EXHIBIT
NUMBER                              DESCRIPTION
--------                            -----------
  16                     Letter Re: Change in certifying accountants



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